SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2008
Effective December 16, 2008, in the section titled “MANAGEMENT,” under the heading “Information about the Investment Adviser and Manager,” the portfolio management disclosure for AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”) with respect to the Aggressive Growth Portfolio is deleted in its entirety and replaced with the following disclosure:
“The Aggressive Growth Portfolio is managed by Sandra Salas, vice president and senior research analyst at AIG SAAMCo. Prior to joining AIG SAAMCo in 2006, Ms. Salas was a hedge fund analyst at Edge Capital covering small- and mid-cap companies in various sectors and also managed equity and option holdings of the portfolio at that firm. From 2001 to 2003, she was an investment officer with the Office of Treasurer, University of California and co-managed a mid/large-cap portfolio.
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers” the portfolio management disclosure for Massachusetts Financial Services Company (“MFS”) with respect to the MFS® Total Return Portfolio is deleted in its entirety and replaced with the following disclosure:
“The MFS® Total Return Portfolio is managed by an investment team led by Brooks A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, William P. Douglas, Richard O. Hawkins and Joshua P. Marston. Mr. Taylor joined MFS in 1996 and is an Investment Officer of MFS and Portfolio Manager. Mr. Gorham joined MFS in 1992 and is an Investment Officer of MFS and Portfolio Manager. Mr. Chitkara joined MFS in 1997 and is an Investment Officer of MFS and Portfolio Manager. Mr. Roberge joined MFS in 1996 and is an Executive Vice President of MFS and Portfolio Manager. Mr. Douglas joined MFS in 2004 and is an Investment Officer of MFS and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins joined MFS in 1988 and is an Investment Officer of MFS and Portfolio Manager. Mr. Marston joined MFS in 1999 and is an Investment Officer of MFS and Portfolio Manager. The portfolio managers’ primary roles are as follows: Mr. Taylor: Lead/Equity Securities Portfolio Manager; Mr. Gorham: Equity Securities Portfolio Manager; Mr. Chitkara: Equity Securities Portfolio Manager; Richard O. Hawkins: Debt Securities Portfolio Manager; Michael W. Roberge: Debt Securities Portfolio Manager; William P. Douglas: Mortgage-Backed Debt Securities Portfolio Manager; Joshua P. Marston: Debt Securities Portfolio Manager.”
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers” the portfolio management disclosure for Putnam Investment Management LLC (“Putnam”) with respect to the Emerging Markets Portfolio all disclosure pertaining to Avo E. Ora is deleted in its entirety and with respect to the International Growth and Income Portfolio all disclosure pertaining to Darren Jaroch is deleted in its entirety.
Dated: December 19, 2008

Versions:	Class 1 Version A; Class 1 Version B; Class 1 & 3 Version C-1; Class 1 Version D; Combined Version 1; and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2008
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to AIG SunAmerica Asset Management Corp. (“AIG SAAMCO”) and Massachusetts Financial Services Company (“MFS”) the chart should be supplemented with the following:

Other Accounts
(As of January 31, 2008)
		Registered Investment		Pooled Investment
		Companies		Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $millions)	Accounts	(in $millions)
AIG SAAMCo	Salas, Sandra	1	$36.1	—	—	—	—

MFS	Marston, Joshua P.*	—	—	—	—	—	—

*	Mr. Marston was added as a portfolio manager on November 20, 2008.
Dated: December 19, 2008